UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: June 10, 2008
(Date of earliest event reported)

ROYAL INVEST INTERNATIONAL CORP.
(Exact name of registrant as specified in its charter)

Delaware --------------------------------	000-27097 --------------------------------	98-021578 ----------------------------------------------
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

595 Fifth Avenue, 4th Floor
New York, New York, 10017 USA
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(Address of principal executive offices) (Zip Code)

(203) 557-3845
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(Registrant’s telephone no., including area code)

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(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 8 - OTHER EVENTS

Item 8.01      Other Events.

As reported by the Company in its DEF 14A filings on May 27, 2008, the Annual Meeting of the Registrant was held on Tuesday, June 10, 2008 at 1:00 p.m., at the Registrant's European offices at Ditlaar 7, 1066 EE Amsterdam, The Netherlands, for the following purposes:

●	To elect three (3) directors to serve until the next annual meeting of stockholders or until their successors have been duly elected and qualified.

●	To consider and act upon a proposal to ratify the appointment of independent public accountants for fiscal 2008.

●	To transact such other business as may properly come before the meeting and all adjournments thereof.

           Only stockholders of record at the close of business on May 1, 2008 were entitled to notice of, and to vote at, said meeting. The stock transfer books was closed. A complete list of stockholders entitled to vote at the meeting wasavailable for inspection at the meeting.

           Attached as Exhibit 10 is the copy of the official minutes from said meeting.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01       FINANCIAL STATEMENTS AND EXHIBITS.

                                Financial Statements:

                                        None

b

                                Exhibits:

Exhibit No.                      Document Description

                                                        10                                  Minutes of the Shareholders' Meeting from June 10, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ROYAL INVEST
(Registrant)

Date: July 17, 2008	By: /s/ JERRY GRUENBAUM
Jerry Gruenbaum
Chief Executive Officer
(Duly Authorized Officer)

Date: July 17, 2008	By: /s/ NATHAN LAPKIN
Nathan Lapkin
Chief Financial Officer
and President
(Principal Financial
and Accounting Officer)